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Accelerating the Hydrogen Transition Investor Presentation HYZON MOTORS | FEBRUARY 2021 |

Disclaimer FORWARD-LOOKING STATEMENTS This presentation (this “Presentation”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Hyzon Motors Inc. (“Hyzon” or the “Company”) and Decarbonization Plus Acquisition Corporation (“DCRB”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Hyzon and DCRB. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination between Hyzon and DCRB and related transactions (the “Proposed Business Combination”), including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of DCRB or Hyzon is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Hyzon; risks related to the rollout of Hyzon’s business and the timing of expected business milestones; the effects of competition on Hyzon’s business; the amount of redemption requests made by DCRB’s public stockholders; the ability of DCRB or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed in DCRB’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on October 21, 2020 under the heading “Risk Factors” and other documents of DCRB filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DCRB nor Hyzon presently know or that DCRB and Hyzon currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DCRB’s and Hyzon’s expectations, plans or forecasts of future events and views as of the date of this Presentation. DCRB and Hyzon anticipate that subsequent events and developments will cause DCRB’s and Hyzon’s assessments to change. However, while DCRB and Hyzon may elect to update these forward-looking statements at some point in the future, DCRB and Hyzon specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DCRB’s and Hyzon’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Hyzon, DCRB, nor any of their respective affiliates have any obligation to update this Presentation. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Hyzon and DCRB have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Hyzon and DCRB, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Hyzon and DCRB. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Hyzon. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither DCRB’s nor Hyzon’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS If the Proposed Business Combination is pursued, DCRB will be required to file a proxy statement and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about DCRB, Hyzon and the Proposed Business Combination. Stockholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about DCRB, Hyzon and the Proposed Business Combination, without charge, at the SEC’s website located at www.sec.gov.

Disclaimer (cont.) PARTICIPANTS IN SOLICITATION DCRB, Hyzon and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from DCRB’s stockholders in respect of the Proposed Business Combination and the other matters set forth in the definitive proxy statement. Information regarding DCRB’s directors and executive officers is available under the heading “Management” in DCRB’s final prospectus filed with the SEC on October 21, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the Proposed Business Combination when it becomes available. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by DCRB with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). DCRB and Hyzon believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hyzon’s financial condition and results of operations. DCRB and Hyzon believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Hyzon’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Hyzon’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. TRADEMARKS AND TRADE NAMES Hyzon and DCRB own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Hyzon or DCRB, or an endorsement or sponsorship by or of Hyzon or DCRB. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Hyzon or DCRB will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Transaction Summary Decarbonization Plus Acquisition Corporation (NASDAQ: DCRB) is a publicly listed special purpose acquisition company with approximately Offering Size $226 million of cash held in trust. DCRB anticipates entering into a business combination agreement with Hyzon in Q1 2021 PIPE size of $400 million, with Korea Zinc and affiliates anchoring PIPE with subscription of approximately 10% of deal size Transaction reflects a $2.1 billion enterprise value for Hyzon with a strong balance sheet Valuation Implies a steep discount to peer trading levels Net of transaction expenses, Hyzon will have $576 million of cash to fund operations and growth¹ Pro-Forma Capital Structure No additional capital requirements necessary to deliver on near-term business plan Pro-Forma Ownership² 75% existing Hyzon shareholders, 10% SPAC and founder shares, 15% PIPE investors Listing / Ticker NASDAQ: HYZN (post-merger) Erik Anderson | Chief Executive Officer DCRB priced IPO in October 2020 Founder & CEO, WestRiver Group Evaluated over two dozen platforms in target verticals since IPO Exclusive focus on innovation economy, disrupter/attacker business models, brand leaders in breakthrough categories Exclusive focus on six decarbonization families: Decarbonization Team Early-stage investor history: Docusign, Teledoc, TopGolf & Investment Focus 1. Electrification of transport Robert Tichio | Chairman 2. Greening of fossil fuels 14-year history, Riverstone Holdings LLC 3. Grid flexibility & resilience 4. Agriculture Partner; Menlo Park & New York 5. Next generation liquids fuels (e.g., hydrogen) ESG & Sustainability investment strategy oversight 6. Next horizon resource use (e.g., smart buildings) ¹ Assumes no redemptions from public stockholders of DCRB. ² Over 50% of the pro-forma ownership to be held by Horizon. 4

Investment Overview Hyzon provides equity investors with the only pure-play, independent hydrogen mobility company targeting the Commercial Vehicle and Heavy Duty transportation segments 2021 backlog of $40 million under contract or MOU from blue-chip Fortune 100s and municipalities with exceptional (and rapidly growing) 2022+ visibility Revenues rooted in sales to customers with existing and secured hydrogen production / supply – hydrogen infrastructure investments will be opportunistic, with recurring revenue potential 80% of near-term backlog to customers in Europe, Asia and Australia Select Thesis Highlights Existing global footprint with 200,000 square feet of facilities in New York and The Netherlands (including Hyzon Engineering Center established in the former GM Fuel Cell facility in Honeoye Falls, New York) Captive, proven fuel cell technology with superior competitive performance against other fuel cell products; Hyzon will produce its own fuel cells Experienced fuel cell and automotive sector management team 100% of existing investors, including Total and Piëch-Nordhoff family (Porsche family office), to roll equity, with no secondary proceeds Top Tier Customers / End Users / Partners

Hyzon Motors is the Investible Hydrogen Mobility Solutions Provider Key investment highlights Company Highlights Key Investment Highlights >$200B First Mover with Heavy Duty Trucks on the Road2 Total Addressable Market1 (Global Diesel Engine Market) Easy Access to Hydrogen with Unique Back to Base Model 500 Credible Backlog with a Robust Sales Pipeline Vehicles Powered to Date2 Asset Light Production and Assembly Strategy $970M 2023 Projected Revenue Captive Fuel Cell Technology and IP $2B / $12.5B3 TAM Extends to Rail, Aviation, Marine 3-Year Pipeline / 5-Year Pipeline Substantial Recurring Revenue Potential from Hydrogen Supply (Hyzon Zero Carbon) Highest power density of any fuel cell available today Singular Focus on Hydrogen Solutions HYZON IS THE ONLY PURE-PLAY HYDROGEN HEAVY VEHICLE COMPANY ¹ Global diesel engine market estimated by third party research. ² By Horizon before the creation of Hyzon. ³ Projected revenue for specified time periods. 6

Experienced Management Team Extensive history in the hydrogen fuel cell and mobility sectors Rob Del Core Chief Strategy Officer 20 years fuel cell product development, vehicle integration, Gary Robb strategic business development experience Co-Founder, Chief Technology Officer Former Managing Director of Fuel Cell and Electrolyzer at Hydrogenics USA (acquired by Cummins) 23 years fuel cell experience 15 years in GM Fuel Cell Program Jay De Veny Product Engineering Program Manager VP, Vehicle Technology Led Fuel Cell System Durability Team George Gu 18 year AxleTech career, leading manufacturer of drivetrain Executive Chairman, systems and components for highway and heavy duty vehicles Former Managing Director of e-Axle Systems at Allison Co-Founder Matt Fronk Transmission Chief Operations Officer Eric Pettee 30 year GM career Director of Finance Director of the GM Fuel Cell Research Lab Director of Center for Sustainable 7 years at Director of Financial Planning & Analysis at Mobility at Rochester Institute of Thermo Fischer Scientific Technology Craig Knight Member of TSF’s finance team focused on rapid scale-up of physical assets/plants for Covid19 testing supply chain Chief Executive Officer, Co-Founder Mark Gordon Rajesh Bashyam Chief Financial Officer VP, Membrane Electrode Assembly (MEA) Deep experience in senior investment 11 year Ballard career and finance roles at global organizations Former Principal Research Scientist for Advanced MEA concepts Postdoctoral Fellowship at Los Alamos National Laboratory Max Holthausen Arthur Koschany MD, Hyzon Europe Chief Scientist Architect of Holthausen Clean 20 years fuel cell technology experience, one of the world’s Technology’s EV integration business most renowned fuel cell scientists 7

Highly Experienced and Diverse Pro Forma Board HYZN George Gu (Chairman) Craig Knight Viktor Meng Executive Chairman, Co-Founder, CEO, Co-Founder Managing Director, Bscope Ltd Hyzon Motors Hyzon Motors (Piëch-Nordhoff family office) Chairman, CEO and Founder, Horizon Fuel Cell 25 year career in international sales and marketing, Co-founder Bscope, part of Piëch-Nordhoff family office Technologies. Digital Ventures, Eastman 14 year career at Horizon, including as Chief Commercial Prepared, initiated and facilitated the entry of Porsche Chemical Company Officer before being named Chief Executive Officer Holding GmbH into the rapidly growing Chinese market BS (Finance), Fudan University; MBA, BSc (Chemistry & Pure Mathematics), BS (Business Administration), SUNY Stony Brook; University of North Carolina at Chapel Hill University of Sydney; MBA (Finance & Marketing), MSc (Management), London School of Economics University of Sydney Erik Anderson Elaine Wong Dennis Edwards CEO, Decarbonization Plus Acquisition Corp Co-Founder, President, Founder & CEO, WestRiver Group Hydrogen Capital Partners Detroit Chassis Long-dated and proven investment history in 20 year private equity career Deep leadership experience overseeing global rapid growth, scalable businesses disrupting operations, program and launch management for Formerly with The Carlyle Group in Washington, major auto suppliers such as Lear Corporation, established industries DC and Hong Kong Advanced Engineered Products and Dura Automotive BS (Industrial Engineering), Stanford University; BSc (Chemical Engineering), MIT; Regional plant responsibilities throughout MS (Industrial Engineering), Stanford University MBA, Stanford University Southeast Asia at Lear BA, Oregon State University; MBA (Management), Georgia State University Mark Gordon Ivy Brown KD Park CFO, Former President, Executive Managing Director, Hyzon Motors United Parcel Service Northeast Korea Zinc Goldman Sachs Asset Management (PM/MD), 32 year career at UPS across North America 28 year history at KZ; Lead, Strategy and Planning Janus Henderson (Snr PM), Paulson & Co BA (Industrial Engineering), Southern Illinois Former CFO, Sun Metals (Korea Zinc Australian (Snr Analyst), Soros Management (PM) University; MBA (Information Technology), Golden Operations) BA, Brown University; MA, Stanford University; MBA Gate University BA (Business Administration) Busan National (Analytic Finance & Economics), University of Chicago University, Korea

Table of Contents THE COMPELLING HYDROGEN OPPORTUNITY HYZON OVERVIEW TECHNOLOGY OPERATIONS FINANCIALS APPENDIX

The Future of Hydrogen is Now Section 1

FUTURE OF HYDROGEN IS NOW The Future of Hydrogen Is Now As fuel cell and Hydrogen addresses Hydrogen solves the The security of As more hydrogen is hydrogen production the hard to intermittency and energy supply can be produced and more scales, we believe the de-carbonize sectors curtailment issues addressed with locally hydrogen applications hydrogen economy of renewables produced hydrogen are developed, we will become more believe a network competitive than the effect will accelerate hydrocarbon economy the energy transition 11

FUTURE OF HYDROGEN IS NOW Fuel Cell EV (FCEV) Economics Are Driven by Fuel Cost Fuel cell trucking is already cost competitive NEAR TERM MEDIUM TERM DIESEL The largest factor driving the economics of diesel DIESEL CA FUEL CELL FUEL CELL EUROPE ECONOMICS ECONOMICS versus hydrogen heavy trucks is the cost of the fuel used The price of hydrogen is expected to decrease rapidly as green COST OF CLASS 8 TRUCK $140,000 $115,000 $240,000 $150,000 production scales around the world, while oil derivatives will likely become more expensive through a dearth of investment MILES DRIVEN 700,000 700,000 700,000 700,000 TRUCK COST PER MILE $0.20 $0.16 $0.34 $0.21 Hydrogen is produced from natural gas today for petroleum refining and industrial use for <$1 per kg globally FUEL COST PER $3.25 $4.00 US GALLON We believe that waste gas or various wastes as sources of hydrogen will be even cheaper as money is paid to those capturing landfill gas or processing mixed solid waste that otherwise goes to landfill FUEL COST PER kg $4.00 $3.00 MILES PER US GALLON 6.25 6.25 We believe that fuel cell costs will drop as Hyzon reaches scale MILES PER kg 7.5 9.0 Various regions are developing additional financial incentives FUEL COST PER MILE $0.52 $0.64 $0.53 $0.33 encouraging the adoption of fuel cell technology European jurisdictions offer Road Tax Savings of $120,000-300,000 SERVICE + MAINTENANCE $0.21 $0.21 $0.15 $0.15 over a typical life of a commercial vehicle PER MILE California has a Low Carbon Fuel Standard rule which will credit the dispenser of hydrogen by $1.75 per kg if the hydrogen is produced TOTAL COST PER MILE $0.93 $1.01 $1.02 $0.70 by natural gas (and even more for renewable hydrogen) INCL. EUROPEAN SUBSIDY¹ $0.85 $0.53 INCL. CALIFORNIA SUBSIDY² $0.79 $0.47 Source: Hyzon Motors, Department of Energy. Note: Actual values may vary, projections based on management forecasts. ¹ Assumes European subsidy equivalent of $0.17 per mile. ² Assumes California subsidy equivalent of $0.23 12 per mile.

FUTURE OF HYDROGEN IS NOW FCEV Market Projected To Grow 34% Annually and Reach $20B in 2030 2020-30 Historical and Commercial FCEVs market evolution by vehicle class Projected CAGR Key Drivers USD B by vehicle class, % Units sold <5 50 230 Stronger push to limit carbon 000’s emissions, with more than 60 22 countries committing to zero $ 20 net emissions by 2050 20 $ 17 34% Falling costs of renewables and 18 Class 8 HDT hydrogen technologies as 16 +34% p.a $14 9 production scales 14 57% $ 11 Strategic push in national Class 6 MDT 12 roadmaps to include hydrogen as 2 a solution for the transportation 10 $8 sector, committing to a total of 10 8 $6 110% 3 LCV million FCEV on the road by 2030 6 Class $4 6 $3 Industry alliances and momentum $2 4 $ 2 growing, as major investments $1 2 3 16% were announced since 2017 Bus 0 2020 21 22 23 24 25 26 27 28 29 2030 Source: McKinsey Center for Future Mobility 13

FUTURE OF HYDROGEN IS NOW Driven by Unprecedented Scale-Up of Hydrogen Production – 360x Growth to 2030 Commitments for 2030 grew tenfold in just 16 months Capacity Global electrolyzer projects (announced) announced 10x 36.7 until 2030 GW In announced projects 31.7 over the last 16 months 36.7 GW 27.4 Oct 2020 <50% 22.4 of the Governments’ Capacity installed as of 2019 18.2 target (>75GW), implying 15. further room for growth 70 MW 2 24.2 GW 9.1 Mar 2020 65-75% 6.0 3.7 Capex decline (to 350-400 1.7 2.9 GW USD/kW) possible by 2030 due 0.1 0.2 to scale-up and industrialization Jun 2019 of production 2019 20 21 22 23 24 25 26 27 28 29 2030 Source: Public Hydrogen project announcements 14

FUTURE OF HYDROGEN IS NOW Hydrogen Fuel Cells Will Be the Most TCO Competitive Low-Carbon Solution for Many Automotive and Non-Automotive Categories Hydrogen competitiveness by 2030 Most attractive TCO Not exhaustive Hyzon target Heavy segments duty Blending Fleet Methanol1 Fertilizer1 Refinery1 Regional Medium of hydrogen Large (taxi) truck train in gas mining duty truck Long network—Short- distance Back-up Regional Long- Boiler with range Large Large coach generator aircraft SUV existing aircraft construction passenger distance network Medium car Forklifts urban bus Large -range drone alternatives aircraft Small Simple regional Commuter cycle Mid-size ferry aircraft turbine long range Van for Short- Long-range Mid-size vehicle distance Remote urban carbon—generator aircraft short range urban bus (2030) Compact vehicle delivery low urban car RoPax to Recreational Boiler drone with new CHP Combined High Steel Mid Small network for small cycle grade grade construction Compared buildings turbine heating heating & mining Compared to conventional alternatives (2030) TRANSPORTATION Power Feedstock Automotive Off -highway Aviation Rail Marine Buildings Industry < < generation uses Source: Hydrogen Council: Path to hydrogen competitiveness: A cost perspective 15

FUTURE OF HYDROGEN IS NOW Hydrogen is Superior in Heavy Duty and High Utilization Use Cases Structural advantages versus battery alternatives BATTERY WEIGHT AND CHARGING TIMES ARE MATERIAL ISSUES FOR BEV TRUCKS The problem is that batteries Reduced payload are big and heavy. The more Truck from battery Payload “weight you’re trying to move, weight weight in BEV Equivalent the more batteries you need to power the vehicle. But the more batteries you use, the more weight you add—and the more power you need. In the US, the max weight allowance for Class 8 trucks is 36 tons (approximately 80,000 lbs) Even with big breakthroughs in battery technology, electric The weight of the truck without the battery is 7-8 tons and the battery can weigh up to 5 to 8 tons¹ vehicles will probably never be a practical solution for things A hydrogen fuel cell truck has the potential to generate more revenue because it can carry more weight and can like 18-wheelers, cargo ships, and passenger jets. Electricity operate for 24 hours without the need for long recharging times works when you need to cover short distances, but we need a Hydrogen enables autonomy in high utilization, 24/7 assets with significant advantages over battery technology different solution for heavy, Hyzon has entered into a collaboration agreement to deploy the world’s first fully autonomous, zero-emission long-haul vehicles. truck currently targeted for 2021 ADVANTAGES OF HYDROGEN OVER BEV “ BILL GATES SEP-2020 Faster Refueling Environmentally cleaner Better Range Higher Payload ¹ Public sources. 16

Hyzon Overview Section 2 |

HYZON OVERVIEW Customer Deployments Underway and Demand is Accelerating Rapidly Vehicles ordered and near-term pipeline – the future is now Application Contracted Orders (100% Certain) Projected Delivery Order Status HEAVY TRUCKS 5 year Projected Units / Revenue From private and public sector customers 2021 Delivery (Contract Signed, 1 / Range of applications – heavy duty, HEAVY TRUCKS $0.5mm) refuse, prime movers, buses 200 / $80mm 2021 Delivery HEAVY TRUCKS (Finalizing PO, 5 / Major Dairy Brand Hydrogen supply secured $2mm) 2021 Delivery 500+ / $200mm+ HEAVY TRUCKS ULTRA HEAVY HEAVY TRUCKS (Finalizing PO, 3 / 2021 Delivery DUTY TRUCKS (Advanced $1mm) 2022 Delivery Global Brewer Leading (Finalizing Contract, 2 Discussions) 50 / $20mm+ (Signed MOU, 2 / $40mm under contract or MOU for 500+ / $200mm+ Retailer / $1mm) $3mm) 500+ / $200mm+ 2021 revenue forecast Industrial Gas Energy Major 30 / $15mm+ Leading Retailer HEAVY / MED Company HEAVY TRUCKS TRUCKS Specialty Metals Hydrogen-Electric 2021 Delivery Trucking & Rail Flight 2021 Delivery Leader HEAVY TRUCKS (Advanced Logistics Operator (MOU Signed) Discussions, 200 / $80mm+ On Road Today 20 / $8mm) Leading Steel (70 delivered to date by FLIGHT Leading Retailer High Probability Orders (70%+) 500+ / $200mm+ HEAVY / Company other OEMs with 2021 Deliveries, 2 Beverage Company HEAVY TRUCKS MED TRUCKS Horizon fuel cells) (Confirmed PO plus Zero 300+/ $60mm+ 2022 Delivery MOU) Infrastructure 2021 Delivery Emission HEAVY TRUCKS (MOU Signed, HEAVY From existing and new customers 25 systems / Company (Finalizing Contract, 5 City 100 / $45mm) TRUCKS $20mm+ 2021 Delivery / $2mm) Global Port 250 / $100mm Additive to contracted (Advanced Discussions) 500+ / $200mm+ Operator 2022 Delivery Hydrogen MEDIUM 500+ / $200mm+ (Advanced Discussions) Infrastructure TRUCKS HEAVY TRUCKS 300 / $80mm+ Partner Contracted and high probability Rollout Under 2021 Delivery Heavy Discussion (Advanced Discussions, Truck revenue >$150mm fully covers HEAVY TRUCKS 2022 revenue forecast (Qualifying Vehicles) 5 / $2mm) Operator Leading Miner 2021 First 20 Units 1,000+ / $300mm+ 50+ / $20mm+ (Signed Contract, 20 / BUSES $10mm) 2021 Delivery 1,400+ / $500mm+ (Signed Contract. 10 units / $8mm) Note: Logos representative. Some sales made to 3PL customers that are not the end users depicted here (as is typical for the industry). 18 100+ / $60mm+

HYZON OVERVIEW Public Sector Seed Sales Lead to Large Near-Term Demand Light, medium and heavy duty truck orders by municipalities and public entities Select Government and Municipality Customers COUNTRY 2021 / 2022 HYZON ORDERS REVENUE STATUS CHINESE MUNICIPALITY 300 $60M Contracted¹ PORT OF BARCELONA 100 $50M Adv. Discussions The European PORT OF ANTWERP 50 $12M Adv. Discussions green deal and a global push to MUNICIPALITY OF GRONINGEN 18 $8M Contracted decarbonization is MUNICIPALITY OF ABERDEEN 1 (+15) $10M2 Qualified3 driving the public sector to seek MUNICIPALITY OF 6 $4M Adv. Discussions green solutions NOORDENVELD for vehicle fleets MUNICIPALITY OF BARCELONA 4 $2M Adv. Discussions MUNICIPALITY OF BERLIN 1 (+4) $1M2 Qualified3 MUNICIPALITY OF AMSTERDAM 3 $1M Contracted 1Horizon has an MOU for future deployment of trucks to certain Chinese municipalities, a substantial portion of which are projected to be delivered by Hyzon. 2Assumes conversion of potential orders in adjacent column to 19 completed sales. 3A third party firm has qualified to fulfill both of these orders and Hyzon has contracted to provide one validation unit to that firm, with all additional units pending contracting.

HYZON OVERVIEW Hyzon Leverages Decades of Hydrogen Technology Leadership for a Head Start in Mobility Solutions New York-based Hyzon Motors is Leveraging History of Parent Company, Horizon Fuel Cell Technologies, to Revolutionize Heavy-Duty Mobility Hyzon parent company Horizon has already delivered hundreds of hydrogen fuel-cell power systems for commercial vehicles to customers, including buses and Class 8 trucks Horizon was founded in Singapore in 2003 and pioneered fuel cells EXISTING FIRST MOVER ADVANTAGE THROUGH HORIZON… in a variety of global applications In 2019, Horizon shipped 27MW of fuel cell capacity including 10 units of 150kW stacks, believed to be more output than any other standalone fuel cell company Hyzon is the technology carve-out to pursue the trillion $ market of … HAS LED TO DEVELOPMENT OF HYZON’S FUEL CELL, hydrogen mobility. It has 20 owned provisional patent applications and THE WORLD’S MOST POWERFUL, UNIQUELY SUITABLE FOR HEAVY DUTY APPLICATIONS… 40+ co-owned patents and applications with Horizon Hyzon is launching hydrogen heavy vehicles with the world’s most …PROVIDING CUSTOMERS WITH THE MOST powerful fuel cell (as of today) and is shipping fuel cell heavy trucks this COMPETITIVE PRODUCT IN THE MARKET year 20

HYZON OVERVIEW Legacy of First Mover Status in Frontier Applications and Markets The Parent Company Has Been Active in a Variety of Heavy Vehicle Scenarios VEHICLE TYPE NO. OF UNITS STATUS TOTAL MILES DRIVEN Heavy truck 70 Active Service (steel transport) 160,000 Heavy truck (drayage) 3 To be deployed in 2021 N/A Light truck 350 Delivered in 2019 330,000 City bus 5 Active Service (passenger transport) 50,000 ACCELERATING DECARBONIZATION YEARLY KM PER 42T TRUCK 105,000 DIESEL CONSUMPTION (L/100KM) 45 YEARLY DIESEL CONSUMPTION (L) 47,250 DIESEL CO2 EMISSION (KG/L) 2.67 TOTAL CO2 EMISSIONS PER TRUCK 126 PER YEAR (TONS) VEHICLES ON THE ROAD TODAY, TOTAL CO2 EMISSIONS OF 10K TRUCKS YEARS AHEAD OF COMPETITION 1.26mm PER YEAR (TONS) 21

HYZON OVERVIEW Hyzon has the Flexibility and Business Model to Provide Various Solutions for Customers 1 FCEV Vehicle Purchase 2 FCEV Vehicle Lease1 3 Fuel Cell & Stack Purchase End customers in various mobility end markets + Hyzon Lease, Hydrogen Supply, Service & Maintenance Contract VEHICLE VEHICLE ASSEMBLY PARTNER ASSEMBLY PARTNER MANUFACTURING MANUFACTURING PARTNERS PARTNERS FCEV OFFERING TO DE-CARBONIZE FLEET OPERATIONS WITH HYDROGEN PROVIDED BY CUSTOMERS OR THROUGH HYZON’S SUBSCRIPTION SERVICE, ENABLED THROUGH PARTNERSHIPS WITH ENERGY PLAYERS AND GLOBAL HYDROGEN LEADERS 1 Bank of America has signed a mandate with Hyzon for the provision of truck lease financing in Australia, and discussions are ongoing for other regions. 22

Technology Section 3

Hyzon’s Fuel Cell is Differentiated with a Clear Technological Lead over Competitors Evolved through 17 years of fuel cell development from Horizon fuel cell Competitors typically developed their fuel cells with stationary applications or passenger cars in mind; Hyzon is entirely focused on heavy mobility, which has unique Fuel cells that could match the power output of diesel engines were challenges and requirements historically too heavy and too big. Higher power density makes the Hyzon fuel cell highly suited to diesel engine replacement Patent protected technology : 20 exclusively owned provisional patent applications and 40+ co-owned patents Hyzon’s new Titan stacks are projected to have the highest power density on and applications with Horizon the market (performance validated by highly respected testing authority TÜV Rheinland, and benchmarked through independent consultant research) EXAMPLE PRODUCT: G2 FUEL CELL STACK 24

Hyzon’s Fuel Cell is a Key Competitive Advantage and Leads the Market Across a Range of Benchmarks Overview of Fuel Cell Competitors Key Highlights Volumetric Power Density Exclusive of End Plates HYZON has demonstrated market leadership in every power density category, as validated by third party tests 6.08 Cell Power Density (start with a strong building block) – the core Density 5.48 5.2 technology advantage based on fundamental knowledge L) 4.3 / Power Volumetric Power Density (more power in a smaller space) – better (kW 3.03 packaging, more design trade-off flexibility Volumetric 1.14 Gravimetric Power Density (more power with less weight) – G3 Titan G3 Titan PowerCell FCgen® Toyota Hyundai improved performance, payload advantage 140.2 140.1 S3 – 63kW – HSP Mirai NEXO Single Cell Power Density Gravimetric Power Density Exclusive of End Plates 1.44 1.31 1.3 Density 5.54 Density 5.03 ) 4.7 2 0.98 0.98 kg) 0.92 cm^ / 3.66 Power 0.72 Power / 3.02 (W 0.59 (kW Cell 1.06 Single Gravimetric G3 Titan G3 Titan Toyota PowerCell PowerCell PowerCell PowerCell GM G3 Titan G3 Titan FCgen® PowerCell Toyota Hyundai 140.2 140.1 Mirai S3 63kW S3 98kW S3 125kW S3 81kW HydroGen3 140.2 140.1 – HSP S3 – 63kW Mirai NEXO Source: Third party consulting study completed in November 2020. 25

Proprietary Fuel Cell Continues to Rapidly Iterate to Higher Performance with Industry-Leading Cycle Times Between Generations FUEL CELL STACK DEVELOPMENT G1 G2 G3 TITAN Hyzon fuel cells have rapidly LAUNCH DATE 2016 2019 2022 improved. The higher power MAX POWER (kW) 40 150 370 density makes the Hyzon fuel POWER DENSITY (kW/l) 1.5 4.2 5.5 cell competitive with diesel today. The new Titan stacks POWER DENSITY (W/cm2) 0.7 1.2 1.5 are projected to have the CELL THICKNESS (mm) 2.8 1.6 1.2 highest power density on the market PLATE MATERIAL Graphite Hybrid Ti EXPECTED RUN TIME (hrs) 10,000 20,000 20,000 Hyzon’s unique fuel cell stack Commercial vehicle, heavy Commercial vehicle, heavy design (patent pending) aims APPLICATION Commercial vehicle equipment, train, marine, equipment, train, marine, to improve active area powerplant aircraft, powerplant material utilization rate from Single cell validated, STATUS Finished Volume production 70% to almost 100%, resulting tool in progress in cost reduction and an SYSTEM COST ACHIEVED $/kW 1,000 500 increase in power density SYSTEM LT COST TARGET $/kW 300 120 Source: Management data and projections 26

Operations Section 4

Hyzon Vehicles Reflect Cost-Conscious Design and Optimization VEHICLE CONTROL Remote monitoring Proprietary vehicle software with Continuous over the air data access integrated telematics and ADAS Supports maintenance scheduling CHASSIS Current status: Source mature products from suppliers Future status: Fuel cell optimized HYDROGEN STORAGE (20-60kg) chassis under development In-house production with externally sourced parts eAXLES Start from sourcing; co-develop advanced eAxles with partners CAB Control Software (proprietary) Current status: Source mature products from suppliers THERMAL MODULE Future status: Light weight composite cab under development In-house integration with externally sourced parts EV POWER MANAGEMENT FUEL CELL DC/DC: 4-in-1 integrated DC/DC under Fuel Cell Stack up to 500hp (in-house) development Compressor (external & in-house) Battery: In-house assembled battery packs Humidifier (external & in-house) and external battery packs Anode management (in-house) Power Management Software Control software (proprietary) (proprietary) HYZON PROVIDES THE FUEL CELL AND KEY RELATED COMPONENTS FOR A FCEV WITH EXISTING AND ESTABLISHED SUPPLIERS PROVIDING ADDITIONAL ENABLING TECHNOLOGY 28

Asset-Light Production Process is Proven, Less Capex Intensive and Key Relationships Have Already Been Formed Vehicle Components Provided Through Fuel Cell Power Train Manufacturing Fuel Cell Customers Selected Manufacturing Suppliers1 Leading Hydrogen-Electric Aviation Company Chassis Chassis Rochester, NY and Shanghai, China 2 Vehicle Customers Chassis and Cab Chassis and Cab Vehicle Assembly International Motors Homologation, Powertrain Quality A Berkshire Hathaway Company Cylinders Multiple Locations, Groningen, Hydrogen Valves USA Netherlands 1This list represents suppliers who have provided components to date; discussions around long-term arrangements ongoing. 2 Customers at various stages of contract negotiations, not all subject to binding purchases. 29

Hyzon’s Aim is to Grow with Existing Fleet Customers, with Each Win Having the Potential to Grow into Substantial (and Recurring) Revenue Hyzon expects to exceed its business plan with very few additional key customers SEED THE MARKET GROW THE MARKET MATURE VOLUMES (2021 ORDERS GROWING) (2022 – 2024, BACKLOG BUILDING) (AFTER 2025) HYZON HYZON VOL. HYZON CUSTOMER CATEGORY QUANTITY $ MM TOTAL FLEET QUANTITY TOTAL FLEET REVENUE $MM @ 20% SHARE REVENUE $MM Customer 1 Class 8 100 20 Class 6, 8 1,400+ 500+ 15,000 3,000 1,200+ Customers Customer 2 Class 8 20 9 Class 8 1,400+ 500+ 8,500 1,700 800+ Customer 3 Coach Bus 10 8 Bus, Other 100+ 60+ 2,000 400 250+ Customer 4 Class 8 10 4 Class 6, 8 1,000+ 300+ 30,000 6,000 1,800+ FUEL CELL New York, Shanghai Formalize Partnership with existing rolling chassis providers Development of own captive chassis with third party providers CHASSIS Vehicles1 (Class 8) (Class 8) ASSEMBLY SERVICE: HYZON + CUSTOMER SERVICE: HYZON + CUSTOMER SERVICE: HYZON + CUSTOMER On-site customer supply (95% of existing customers) Hyzon-created capacity ( 25%) Hydrogen Hyzon network (50%) 3rd Party capacity (50%) Existing hydrogen stations (5% of existing customers) On-site supply and existing stations ( 75%) Source LEVERAGE EXISTING SUPPLY BUILD HYZON / PARTNER SUPPLY HYZON AND 3RD PARTY SUPPLY ESTABLISHED Source: Management data and projections 1 Chassis and assembly suppliers indicative of anticipated relationships. 30

Comparison of Global Fuel Cell Truck Deployments Number of Fuel Cell Commercial Vehicles Delivered and Projected to be Delivered by 2023 FUEL CELL COMMERCIAL VEHICLES DELIVERED BY 500¹ 0 10s 10s 0 0 0 END OF 2020 FUEL CELL COMMERCIAL No public No public No public No public VEHICLES TO BE DEPLOYED 5,0002 2,000 2,000 info info info info BY END OF 2023 Hyzon’s parent company and partners have delivered approximately Hyundai announced plans to deliver 2,000 fuel cell trucks 500 fuel cell commercial vehicles as of the end of 2020 in Europe through 2025 Nikola has pushed back its delivery schedule from 2021 to 2023 and Toyota, in collaboration with Kenworth has approximately 10 the company’s pre-orders are cancellable with no payment trucks in the US, as well as a small number of fuel cell buses commitment from customers HYZON IS YEARS AHEAD OF COMPETITION ON FUEL CELL TRUCK EXPERIENCE Source: Publicly available information. ¹ Most of the commercial vehicles were powered by Horizon fuel cell systems, integrated and delivered by third party OEMs. 2 Customers at various stages of contract negotiations, not all 31 subject to binding purchases.

Financials Section 5 |

Captive Technology Allows Hyzon to Pursue Massive TAM in Transportation Adjacencies More than heavy duty trucks IN THE FUTURE, AUTOMATION TECHNOLOGY COULD ENSURE FAR GREATER AS SET UTILIZATION ACROSS ALL VEHICLE SEGMENTS, FURTHER FAVORING “FAST FUELING” HYDROGEN S OLUTIONS Hyzon’s fuel cell technology is suited to diesel engine substitution across industries Secular Tailwinds Hyzon’s initial focus Emissions regulations >$200B is on the large heavy Green targets and mandates duty truck market, Evolving financing methods incl. subsidies Total diesel engine with 2.2M Class 8 Infrastructure buildout tractors produced market globally annually Falling cost of technology HYZON’S FUEL CELL TECHNOLOGY ADDRESSES EMISSION REDUCTION CHALLENGES ACROSS THE TRANSPORTATION INDUSTRY WHERE BATTERY TECHNOLOGY DOES NOT OFFER A VIABLE SOLUTION RAIL: >30B AVIATION: >80B MARINE: >14B Note: Market sizes estimated based on third party research. While Hyzon will be permitted to manufacture and sell products across all vehicle segments including rail, aviation and marine worldwide, Hyzon will be subject to certain restrictions with 33 respect to its sales of standalone fuel cells for non-mobility applications generally, and for mobility applications to be commercialized in Asia, Africa or South America.

Strong and Consistently Growing Backlog Underpins Value RECURRING REVENUE FROM Hyzon is a first mover and has the most visible backlog Hydrogen sales Service and Maintenance Forecasted 5 Year Ramp in Vehicles (Units) Total Backlog Financing MD and HD Trucks Buses NEAR-TERM 9,260 2021 backlog of $40mm under contract or MOU already, and 6,800 grows to over $100mm including high probability customers 3,359 >100 fuel cell trucks to be supplied to a wide number of corporate and 623 government customers 74 600 11 35 68 300 Vehicles to be deployed range in type and include Class 8 heavy duty trucks, medium duty trucks, buses, refuse trucks and pullers 2021 2022 2023 2024 2025 75% of sales into Asia & Australia, 25% into Europe Forecasted 5 Year Revenue (US$ in mm) 2025 $3,286 LONGER-TERM 30% Projected >$3.3bn 2025 projected revenue pipeline of which 30% projected Under Existing $2,242 MOUs under signed MOUs $972 Expect to deploy over 9,000 fuel cell trucks for almost $3bn in projected $37 $198 revenues in 2025 Over 15,000 cumulative Hyzon-branded vehicles on road 2021E 2022E 2023E 2024E 2025E HYZON HAS A ROBUST PIPELINE WITH A HIGH NUMBER OF FUTURE ORDERS UNDER MOU 34

Hyzon has a Robust Financial Plan Key Projections Large TAM with proven demand US$ in millions for rapid topline growth 500 commercial vehicles powered today¹ $1,888 2021 2022 2023 2024 2025 Near-term adjacent markets of other commercial vehicles, forklifts, and buses $1,454 Longer-term, ability to expand into other sectors: aviation, marine, rail, and other transportation $724 $550 $350 $342 $337 $214 $142 $171 $127 $27 $25 $31 $66 Profitable $- $24 $8 $- $- Uniquely positioned vs. hydrogen mobility competitors FCEV Heavy Truck FCEV Medium Truck FCEV City Bus FCEV Truck / Van that are not able to produce their own hydrogen supply 36t-50t 12t 12m / 40ft Class 3 or fuel cells, an expensive and critical technology Secured supply contracts provide low input costs for key Cash-Generative components such as hydrogen supply Low capital intensity drives cash-flow generation that can be reinvested in High margins are achievable even with competitive growth in early years and returned to shareholders in future years pricing for customers Ability to slow growth and remain FCF positive ¹ Co-developed by Horizon and OEMs, using Horizon’s fuel cell powertrain. 35

FINANCIALS Capital Required to Scale Hyzon in the Near-Term Will Be In Place Following the Merger $500MM EQUITY FUNDS PLAN GETS HYZON TO FCF positive in 2024 No incremental equity, assumes $100mm working capital facility drawn in 2023 Capacity for over 20,000 heavy duty fuel cells ILLUSTRATIVE USE OF PROCEEDS OF A CAPITAL RAISE TO 2025 R&D: (-) $220mm Facilities: (-) $260mm Hydrogen hubs / fueling stations: (-) $150mm Working capital: (-) $400mm Aggregate EBITDA generated by business: + $820mm Source: Management projections 36

FINANCIALS Key Milestones with Visibility to Strong Public Debut Hyzon has a clear path following the transaction HYZON WILL TARGET THE ACHIEVEMENT OF 3 KEY MILESTONES IN 2021 Vehicle Production Underway Commission US 85 Hyzon 1 2 3 in the US and Europe Fuel Cell Manufacturing Branded Vehicles Deployed $40mm+ pipeline for 2021 is 100% contracted¹ Build Rochester into a fully functional plant producing Hyzon branded trucks and buses expected to be already, and grows to over $150mm including high fuel cells to deliver to Hyzon and integration partner deployed from the end of 2020; we expect to probability customers facilities around the globe celebrate the 85th vehicle to be deployed before the end of 2021 85+ Vehicles 20,000 Vehicles 150,000 Vehicles Expected to be produced in 2021 Expected to be produced in the next 5 years Expected to be produced by 2030 HYZON IS A FIRST MOVER WITH EXPECTED DELIVERIES IN 4 CONTINENTS IN 2021 ¹ Under contract or MOU. 37

FINANCIALS Pro Forma Equity Ownership US$ in millions, unless otherwise stated Cash Sources and Uses Capitalization SOURCES USES SHARE PRICE $10.00 SPAC Cash In Trust1 $226 Cash to Balance Sheet1 $576 Pro Forma Shares Outstanding2 268.2 Equity Value $2,682 PIPE Proceeds 400 Deal Expenses 50 Plus: Existing Net Debt 0 Total $626 Total $626 Less: Cash to Balance Sheet1 576 Enterprise Value $2,106 Commentary Pro Forma Ownership2,3 All existing Hyzon shareholders will roll their interests into the pro forma company, with no shareholders cashing out SPAC Shareholders Hyzon shareholders to receive up to three earn-outs of 9 million, 9 million and 5.25 Hyzon Existing 8% million shares, triggered, respectively, if Hyzon’s shares trade at or above $18.00, Shareholders4 $20.00 and $35.00 per share for 20 out of 30 consecutive days during the 5-year 75% SPAC period from closing, signaling strong conviction from existing shareholders in path to Founder Shares share price application 2% Sponsor has agreed to convert 25% of its Private Placement Warrants into two equal earn-outs with $12.00/share and $14.00/share thresholds that must be met during the 5 years after the 1st anniversary of the closing, and to subject the remaining 75% PIPE Investment to a 12-month lockup unless the common stock trades above $11.50/share for 20 of 15% 30 consecutive days 1 Assumes no redemption by SPAC’s public stockholders. 2 Comprised of 200.0 million shares owned by existing Hyzon shareholders, 40.0 million PIPE shares, 22.6 million DCRB shares outstanding and 5.6 million Founder Shares outstanding. Shares to be owned by Hyzon shareholders subject to adjustment pursuant to definitive documents. DCRB shares outstanding subject to exercise of redemption rights in connection with DCRB stockholder vote. 38 3 Excludes public and private warrants of DCRB. 4 Horizon to own >50% of pro forma entity.

FINANCIALS Summary Projected Financials ($USD IN MILLIONS) 2021E 2022E 2023E 2024E 2025E VOLUMES VEHICLE DELIVERY VOLUMES HEAVY TRUCK (36T-50T) 74 513 2,638 5,660 7,400 MEDIUM TRUCK (12T) 0 110 722 1,140 1,860 CITY BUS (12M) 11 35 68 340 600 CLASS 3 TRUCK / VAN 0 0 840 4,435 7,235 TOTAL 85 658 4,268 11,535 17,095 INCOME STATEMENT No additional equity VEHICLE REVENUE 35 190 948 2,176 3,129 required between PIPE FUEL CELL REVENUE 2 6 17 43 105 and going to market, HYZON ZERO CARBON REVENUE 0 1 7 24 52 achieving positive cash- TOTAL REVENUE $37 $198 $972 $2,242 $3,286 flow % GROWTH nm 412% 392% 131% 47% Reflects share of TAM COST OF GOODS SOLD of 1% by 2025 (-) VEHICLE $24 $132 $665 $1,489 $2,139 (-) FUEL CELL 1 3 8 18 42 TOTAL COGS $25 $135 $673 $1,508 $2,181 TOTAL GROSS PROFIT $12 $62 $299 $735 $1,106 GROSS MARGIN % 32.0% 31.5% 30.8% 32.8% 33.6% EBITDA ($73) ($25) $87 $326 $505 EBITDA MARGIN % NM NM 8.9% 14.5% 15.4% CAPEX ($63) ($178) ($161) ($102) ($126) 39

FINANCIALS Valuation Benchmarking Hyzon Valuation Based on Post-Money Enterprise Value of $2.1bn 2024E EV / Sales 31.4 x Median: 20.6 x Median: 6.1 x 29.0 x 22.4 x 20.6 x 17.5 x 16.4 x 11.0 x 9.8 x 6.9 x 5.3 x 2.6 x 0.9 x 1.9 x 2024E EV / EBITDA Median: 108.8 x Median: 32.8 x 169.6 x Median: 85.3 x Median: 32.4 x 136. 5.2 9 x x 91.9 x 91. 8. 76 xx 113. 90.99 xx 103. 79.77 xx 66.4 x 81.6 x 50. 58.3 5 x x 38.5 x 43. 48.4 3 x x 39.3 x 26. 26.2 2 x x 25.1 x 6. 6.3 5 x x 11.3 x NM HYZN ITM FCEL NEL BLDP PLUG PCELL NKLA IVZ VLDR LUM ROM TSLA Hydrogen AutoTech Suppliers New Energy OEMs CLEAR AND OBSERVED PREMIUM VALUATION FOR HYDROGEN PLAYERS Source: Market data as of 12-Jan-2021. Hyzon, Luminar, Innoviz and Romeo EBITDA and sales per management estimates. 40

FINANCIALS Implied Valuation Discount of Hyzon Versus Peers Based on Post-Money Hyzon Enterprise Value of $2.1bn Implied Discount Vs Peers Hyzon 2024 Revenue: $ 2.2Bn $ 46.3Bn 90 % Avg. Discount $ 21.9Bn $ 13.7Bn $ 2.1Bn Implied EV Implied EV Implied EV Post-Money EV @ Hydrogen Mult @ AutoTech Mult @ TSLA Mult Implied Discount Vs Peers Hyzon 2024 EBITDA: $ 326mm $ 35.5Bn Median: 85.3 x Median: 32.4 x 136.2 x 87 % Avg. 91.9 x 91.7 x 90.9 x 79.7 x Discount 66.4 x 50.3 $ 15.8Bn x 43.4 x $ 10.7Bn 38.5 x 26.2 x 25.1 x 6.3 x NM $ 2.1Bn HYZNImplied EV ITM FCEL NEL Implied EV BLDP PLUG PCELL Implied EV NKLA IVZ Post-Money VLDR EV LUM ROM TSLA @ Hydrogen Mult @ AutoTech Mult @ TSLA Mult Hydrogen AutoTech Suppliers New Energy OEMs POST-MONEY EV IMPLIES COMPELLING VALUATION VERSUS RELEVANT PEERS Source: Management estimates, Bloomberg, and public filings. Market data as of 12-Jan-2021. 41

Appendix Supplemental Materials |

APPENDIX Hydrogen Supply and Cost Expected to Follow the Paths of Solar and Batteries as Production Scales INNOVATION, POLITICAL/PUBLIC SUPPORT AND SCALE-UP ECONOMICS GENERATED EXCEPTIONAL COST DELIVERY IMPROVEMENTS EVEN WITHOUT THE BENEFIT OF THE ESG/RENEWABLE CAPITAL FORMATION WAVE OF 2019-20 Solar Cost Installed Solar -78% USD/kWh GW 5,000 700 600 4,000 500 +1,312% 3,000 400 2,000 300 1,000 200 100 0 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Battery Cost Global Electric Car Stock -86% USD/kWh Millions vehicle sold 1,400 8.0 1,200 1,000 6.0 +3,485% 800 4.0 600 400 2.0 200 0 0.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Source: IEA, Bloomberg NEF 43

APPENDIX Hyzon’s Focus Is on Mobility Markets with Large Long-Term Potential Transportation market segmentation Hyzon’s Focus Areas Shipping 1,000 Airplanes Bubble size roughly representing the Trams and annual energy consumption of vehicle 100 Railways type in 2050 (1 EJ) Medium/ Bubble color representing the market Heavy share of hydrogen vehicles in 2050 (Tons) Duty Vans/LCVs, Small Trucks Trucks Buses and 10 Weight Coaches Large Cars Small Cars FCEV SALES SHARE 2050 FCEV FUEL SHARE 2050 Medium-sized Cars 1 <10% 30-40% Up to 5% 10-20% 40-50% 2-/3-wheelers 20-30% >50% 300+ 600+ 5,000+ 0 Range Requirement (km) Source: IEA ETP; IHS; A Portfolio of Powertrains for Europe (2010); Thiel (2014); Hydrogen Council 44

APPENDIX Paths which Market Forecasters Consistently Underestimate When capital formation accelerates in breakthrough technologies, rates of change are consistently misunderstood Wind: IEA forecasts and actual development Solar: IEA Forecasts and actual development Installed capacity: GW 1,200 1,200 WEO 2016 1100 1100 WEO 2015 1000 1000 WEO 2016 WEO 2014 800 800 WEO 2013 WEO 2015 700 700 WEO 2014 WEO 2012 600 Revised up 600 WEO 2013 Revised up WEO 2011 5-fold since 14-fold since 500 WEO 2010 2000 500 WEO 2012 2000 400 WEO 2009 400 WEO 2011 WEO 2009 300 WEO 2008 300 WEO 2008 WEO 2006 200 ACTUAL 200 WEO 2010 100 100 WEO 2006 0 2000 2010 2020 2030 2000 2010 2020 2030 Source: World Energy Outlook 45

APPENDIX Hyzon’s Foresight in Securing Other Technology Further Solidifies Advantage Hyzon has a suite of technology within and beyond its leading fuel cell World Class Plate Technology Humidifier (under development, patent application filing) Single cell thickness reaches 1.15mm/cell enabling 500hp single stack module 70% cost reduction compared with commercial products—unique planar design for high volume production Durable Electrode Technology Power Electronics (under development, patent application filing) Superior cell reversal tolerance compared to commercial MEAs from Triple Hybrid Technology. Battery weight and cost reduction by about 50%. leading suppliers High efficiency braking energy recovery Plate Coating Technology e-Axle (co-development) Superior anti-polarization performance Light weight and high efficiency e-Axle for Class 3—Class 8 Air Compressor (under development) Truck Chassis (under development) 70kW, 60,000 rpm, 2.9 compression ratio High strength steel chassis. Specifically designed for fuel cells, not diesel engines Frictionless air bearing, long lifetime One compressor for >300kW fuel cell system 46

APPENDIX Flexible Hydrogen Strategy Local hydrogen production expected to create a national network Back to Base A back to base model limits the required hydrogen infrastructure. A number of Distribution Centers customers produce their own hydrogen As hydrogen forklifts take market share, hydrogen production at distribution centers Third Party Hydrogen can be expanded to meet the needs of trucks A number of partners are building out hydrogen infrastructure powered Hydrogen Hubs by waste gas and other sources Hyzon will also fund its own company-owned hydrogen Hyzon Net Zero Carbon Alliance infrastructure powered by waste gas Alliances with energy and industrial gas companies expected to enable Hyzon to offer a partnership approach to hydrogen supply 47

APPENDIX Hydrogen Hubs A low cost and green method for hydrogen production Hydrogen Hub Grid Electricity Syngas Microturbine Landfill Gasification Animal waste H2 from Food waste Electrolysis Fuel Stations Crop residue Wastewater treatment Carbon Briquettes Waste to electricity with microturbines is already used as a method to produce low-cost electricity. The ‘hydrogen hub’ method only adds an electrolyzer Depending on the electricity price, the hydrogen hub will switch between selling electricity to the grid or producing green hydrogen. Dispatch optimization is expected to maximize revenues and provide very low cost hydrogen Hydrogen is intended to only be produced with very low cost electricity and the hydrogen hub is expected to receive a ‘tipping fee’ for using waste gas. The only incremental expense to this model is a low-cost electrolyzer. This leads to hydrogen produced for $1 per kg at the hub or $2 per kg at the fueling station The hydrogen hub model is intended to be carbon negative with the carbon captured in briquettes In collaboration with its partners, Hyzon is currently building its first Hydrogen Hub in Australia. Hyzon’s partner, NRG Global, has multiple waste to electricity sites, and is planning to build Hydrogen Hubs 48

APPENDIX Distributed Steam Methane Reforming (SMR) Lowers the cost of hydrogen by eliminating the distribution costs Distributed SMR Hydrogen Landfill CO2 Animal waste Waste Gases Renewable Food waste Carbon Capture, Crop residue Natural Gas Utilization and Wastewater treatment Storage Modular Syngas Distributed SMR Natural Gas Hydrogen Distributed SMR can use Renewable Natural Gas or Natural Gas as a feedstock. The process of producing hydrogen is done on-site so the distribution cost is eliminated. Hyzon is working with Bayotech to offer modular SMR systems The realized price of hydrogen is projected to be about $3.50 per kg using natural gas The realized price of hydrogen is projected to be higher using RNG, but the customer can decide how green they want to make their feedstock Natural Gas with Carbon Capture, Utilization and Storage (CCUS) is expected to be a carbon neutral process which eliminates the CO2 emitted by a diesel motor. Even without CCUS, the carbon footprint is still much lower than diesel Renewable Natural Gas expected to have a carbon neutral footprint or a carbon negative footprint if CCUS is used THE CUSTOMER DECIDES ON THE FEEDSTOCK DEPENDENT ON LOCAL RESOURCES AND GREEN MANDATE 49

APPENDIX Electrolysis Distributed or Centralized Affordable hydrogen enabled by partnerships and a developed sourcing strategy The Process of Electrolysis Renewables Hydrogen SOLAR, WIND, HYDRO DISTRIBUTED Electricity Electrolysis Grid Hydrogen CENTRALIZED Fuel Stations HYDROGEN SOURCING PARTNERS electrolysis either in a distributed or a centralized manner Hydrogen can be made from The cost of electolyzers is dropping rapidly. Power from the grid can be very inexpensive at off-peak hours Hydrogen can be produced for $3-5/kg Hyzon is working with Infinite Blue Energy in Western Australia to source hydrogen Australia New Zealand produced from solar and then distributed to fuel stations CARBON EMISSIONS DEPENDENT ON SOURCE OF ELECTRICITY 50

APPENDIX Service and Maintenance Developed strategy to accommodate volume growth Most servicing to be done in-house Minimal service required vs. comparable diesel model Expect revenue potential from servicing as third No oil changes party vendors are unfamiliar with fuel cells Less tire and brake wear and tear Plan to ultimately use a national player such as Penske and/or Ryder to complement rollout Fewer moving parts Back to base model Software monitoring Limited number of locations, no need for national Scheduled preventative maintenance service network (similar to Plug Power model) to minimize unexpected downtime Certified customer service crew or Hyzon intends to also provide maintenance on-site engineers for maintenance for distributed SMR equipment Highly trained service experts close to customers Leveraging expertise from core business ensure high service levels and support repeat business 51

APPENDIX FCEV Trucks Provide Superior Economics to BEV in California BEV vs. FCEV Trucks As more FCEVs are rolled out, we expect PEAK HOURS OFFPEAK HOURS CURRENT PROJECTED that hydrogen will drop in price and ELECTRIC TRUCK ELECTRIC TRUCK FUEL CELL TRUCK FUEL CELL TRUCK FCEVs will become more competitive As more BEVs are rolled out, we expect ENERGY that electricity costs will increase in price CONSUMPTION 2.0 2.0 and BEVs will become less competitive (kWh PER MILE) The high cost of electricity in California ELECTRICITY $0.40 $0.25 PRICE (kWh) makes the roll out of battery electric trucks particularly uncompetitive, compounding the critical issues in refueling time and battery weight MILES PER KG 7.5 9.0 The California grid already makes electric HYDROGEN vehicles impractical given the frequent $3.50 $3.00 blackouts (city bus fleets were grounded in PER kg September heatwaves, due to grid limitation, even with minimal EV penetration). California TOTAL ENERGY $0.80 $0.50 $0.47 $0.33 has almost half the share of EVs in the US COST PER MILE Source: Management estimates, SoCal public data 52

APPENDIX Risk Factors All references to the “Company,” “we,” “us” or “our” refer to the business of Hyzon Motors Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Decarbonization Plus Acquisition Corporation (“Acquiror”), with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and Acquiror. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Acquiror and the proposed transactions between the Company and Acquiror, and may differ significantly from and be more extensive than those presented below. The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, financial condition or results of operations. You should review the investor presentation and perform your own due diligence prior to making an investment in the Company and Acquiror. ï® Litigation and Regulatory Risks — The motor vehicle manufacturing and hydrogen industries are highly regulated, and if we fail to comply with national, federal, state and local laws, rules, regulations and guidance, our business could be adversely affected. We are subject to licensing and operational requirements that result in substantial compliance costs, and our business would be adversely affected if our licenses are impaired. — Litigation, regulatory actions and compliance issues could subject us to significant fines, penalties, judgments, remediation costs, negative publicity and requirements resulting in increased expenses. — Laws, regulations and rules relating to privacy, information security, and data protection could increase our costs, affect or limit how we collect and use personal information, and adversely affect our business opportunities. In addition, the ongoing costs of complying with such laws, regulations and rules could be significant. — Changes in government policy, including changes to existing trade agreements and any resulting changes in international trade relations, regulatory requirements and the availability of tax and other governmental incentives promoting fuel efficiency and alternate forms of energy, including the adoption of fuel cell technology may have an adverse effect on the Company. — Changes in regulatory enforcement policies and priorities may negatively impact the management of our business, results of operations, and ability to compete. — As a private company, we have not endeavored to establish and maintain public-company-quality internal control over financial reporting. If we fail to establish and maintain proper and effective internal control over financial reporting as a public company, our ability to produce accurate and timely financial statements could be impaired, investors may lose confidence in our financial reporting and the trading price of our common stock may decline. 53

APPENDIX Risk Factors (cont.) ï® Relationship to Horizon; Intellectual Property — There is no assurance that customers will embrace our product in significant numbers or that we will be able to identify potential new customers. — Overall changes in consumer demand could have an adverse effect on our profitability and a mass market for our products may never develop or may take longer to develop than we anticipate. — We may face legal challenges in one or more jurisdictions in our attempts to sell directly to customers that could adversely affect our costs. — We are the U.S. subsidiary of Singapore incorporated Hymas Pte Ltd, which is majority but indirectly controlled by Horizon Fuel Cell Technologies Pte Ltd (“Horizon”). The Company was formed primarily to commercialize Horizon’s industry-leading fuel cell technology for the manufacture and commercialization of certain vehicles for the transportation sector. Horizon has control over our voting stock, including the election of directors, and has a significant understanding of our business and may be uniquely positioned to compete against us. Certain customers of our existing deployed technology will continue to be customers of both the Company and Horizon, and certain future customers could terminate their relationships with us and/or become customers of Horizon. Although we have endeavored to enter into agreements on market terms, our agreements with Horizon and its affiliates may not reflect terms that would have resulted from arm’s-length negotiations with unaffiliated third parties. — Certain members of management, directors and shareholders will hold stock in both the combined company and Horizon and its affiliates and the Executive Chairman of the board of the combined company will also serve as the Chairman of the board of Horizon, and as a result may face actual or potential conflicts of interest. — Horizon’s subsidiaries will continue to be our majority shareholder immediately following the proposed transaction. We own certain pre-existing intellectual property jointly with Horizon’s subsidiaries, and such intellectual property is subject to exclusive licenses between us and Horizon’s subsidiaries. Such intellectual property may be more difficult to enforce, including if Horizon’s subsidiaries refuse to join in our enforcement actions, or if our arrangements with Horizon’s subsidiaries are considered unenforceable by courts or other government bodies. If such arrangements are considered unenforceable or otherwise impermissible, we may also be subject to fines, liability or other sanctions by courts or other government bodies. — We may be unable to protect, defend, maintain or enforce intellectual property on which our business depends, including as against existing or future competitors. Failure to protect defend, maintain and enforce that intellectual property could result in our competitors offering similar products, potentially adversely affecting our growth and success. — The provisional and non-provisional patent applications that we own may not issue as patents, which may hinder our ability to prevent competitors from selling products similar to ours. — We may be subject to third-party claims of infringement, misappropriation or other violation of intellectual property rights, or other claims challenging our agreements related to intellectual property, which may be time-consuming and costly to defend, and could result in substantial liability. ï® Business and Operating Risks; Projections — Nonbinding pre-orders, signed memorandums of understanding or heads of terms in our sales pipeline may not be converted into binding orders or sales, and customers may cancel or delay that pipeline. — The implementation of our business plan and strategy will require additional capital. If we are unable to achieve sufficient sales to generate that capital or otherwise raise capital, it may create substantial doubt about our ability to pursue our business objectives and achieve profitability or to continue as a going concern. If adequate capital is not available to us, including due to the cost and availability of funding in the capital markets, our business, operating results and financial condition may be harmed. — There is no assurance that we will be able to execute on our business model, including market acceptance of our planned products or identify potential new customers. — Our future growth is dependent upon the competition, pace and depth of hydrogen vehicle adoption generally and the willingness of potential customers, including operators of commercial vehicle fleets, to adopt hydrogen fuel cell technology and upon our ability to produce, sell and service vehicles that meet their needs. If the market for commercial hydrogen vehicles does not develop as we expect, or if it develops slower than we expect, or if there is inadequate access to refueling stations, our business, prospects, financial condition and operating results could be adversely affected. — Our projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, our projected revenues, market share, expenses and profitability may differ materially from our expectations. — Incorrect estimates or assumptions by management in connection with the preparation of our consolidated financial statements could adversely affect our reported assets, liabilities, income, revenue or expenses. — We expect to derive significant revenue from contracts awarded through competitive bidding processes involving substantial costs and risks. Due to this competitive pressure, we may be unable to realize revenue and achieve profitability. — We may not be able to accurately estimate the supply and demand for our vehicles, which could result in a variety of inefficiencies in our business and hinder our ability to generate revenue. If we fail to accurately predict our manufacturing requirements, we could incur additional costs or experience delays.

APPENDIX Risk Factors (cont.) ï® Hydrogen Fuel Cell Industry; Automotive Industry — Fuel cell and hydrogen production may not scale at the rate we anticipate, and there is no assurance that our expectation that the price of hydrocarbon will decrease and the hydrogen economy will become more competitive than the hydrocarbon economy will be realized. A significant energy transition away from oil derivatives may never occur or may be slow to occur. — Our hydrogen vehicles compete for market share with vehicles powered by other vehicle technologies that may prove to be more attractive. If the prices of the alternative sources are lower than energy sources used by our products, offer greater efficiencies, greater reliability or otherwise benefit from other factors resulting in an overall lower total cost of ownership this could decrease incentives to transition to hydrogen vehicles adversely impact sales of our products and affect the commercial success of our vehicles or make our vehicles uncompetitive or obsolete. — A significant percentage of our existing customers have access to secured hydrogen supplies. If hydrogen supplies do not scale as anticipated or new customers do not have access to hydrogen supplies, we may need to make significant capital expenditures in order to build out hydrogen infrastructure. If we are unable to provide customers with a complete hydrogen solution through strategic partnerships, including hydrogen plants and refueling stations, the results of our operations may be adversely impacted. — Fuel prices, including volatility in the cost of diesel or a prolonged period of low gasoline and natural gas costs, could decrease incentives to transition to hydrogen vehicles, and low-carbon solutions may be more popular than decarbonization. — Hydrogen is a flammable gas and therefore a potentially dangerous fuel. Any accidents involving our products or other hydrogen-based products, or safety concerns regarding the production, transportation and use of hydrogen generally, could materially impede our business and the widespread market acceptance and demand for fuel cell products. — We operate in the highly competitive automotive industry and face aggressive and increasing competition to innovate and develop compelling renewable energy products. Many of our competitors and future competitors may have significantly more and if we do not compete effectively, our competitive positioning and our operating results will be harmed. — Our operating success depends on our ability to hire and retain key personnel, including a highly skilled and diverse management team with experience in the fuel cell and automotive sectors. — If any of our products are or are alleged to be defective in design or manufacturing or experience other failures, including with respect to the safety of hydrogen or the efficiency and performance of hydrogen fuel cells, we may be compelled to undertake product recalls or take other actions, which could adversely affect our business, prospects, operating results, reputation and financial condition. — Insufficient warranty reserves to cover future warranty claims could adversely affect our business, prospects, financial condition and operating results. — Our future growth depends upon our ability to maintain relationships with third parties, and the terms and enforceability of many of these relationships are not certain. We rely on our existing suppliers and source suppliers for critical components, and to complete building out our supply chain, while effectively managing the risks due to such relationships, which could result in increased supply costs. — We will rely on complex machinery for our operations and production involves a significant degree of risk and uncertainty in terms of operational performance and costs. — There are complex software and technology systems that need to be developed in coordination with vendors and suppliers in order to manufacture, market and distribute our hydrogen vehicles, and there can be no assurance such systems will be successfully developed. In addition, the development of these systems will require us to incur potentially significant costs and expenses. — Our facilities could be damaged or adversely affected as a result of disasters or other unpredictable events. Any prolonged disruption in the operations of our facility would adversely affect our business, prospects, financial condition and operating results. — We could be liable for environmental damages resulting from our manufacturing operations. ï® Other Risks — Cyber-attacks and other security breaches could have an adverse effect on our business, harm our reputation and expose us to liability. — Sales of a substantial number of shares of our securities in the public market, including those issued upon exercise of Warrants, could cause the market price of our Class A common stock to drop significantly, even if our business is doing well. — Changes in business, economic, or political conditions are beyond our control and could impact our business, resulting in lower revenues and other adverse effects to our results of operations. — Our financial condition and results of operations are expected to be, adversely affected by the COVID-19 virus and related legislative and regulatory responses, which has caused a material adverse effect on the level of economic activity around the world, including in the markets we serve. — Negative publicity could result in a decline in our growth and have a material adverse effect on our business, our brand and our results of operations. — We operate in a cyclical industry. In an economic downturn, we may not be able to grow our business or maintain expected levels of liquidity, loss minimization and revenue growth. — Our financial statements have not been audited or reviewed by an independent registered public accounting firm. The audited financial statements, which will be provided prior to the consummation of the proposed transactions between the Company and the Acquiror, may vary significantly from the financial condition and results of operations reflected in our historical unaudited financial statements. An audit of the Company could identify material weaknesses or significant deficiencies in our internal controls over financial reporting.

Accelerating the Hydrogen Transition Investor Presentation HYZON MOTORS | FEBRUARY 2021